SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The North Country Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE NORTH COUNTRY FUNDS

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

August 17, 2017

Dear Shareholder:

A special meeting of shareholders (the “Meeting”) of The North Country Funds (the “Trust”), will be held at the offices of the Trust’s administrator at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on September 29, 2017 at 10:00 a.m., Eastern Time. The purpose of the Meeting is the election of three trustees, as set forth in the formal Notice of Combined Special Meeting of Shareholders following this letter and further described in the Proxy Statement. A proxy card is included with this letter, the Notice, and the Proxy Statement. We recommend that you read all of these materials carefully.

We look forward to your attendance at the Meeting or to receiving your proxy card so that your shares may be voted at the Meeting. To vote, simply fill out the enclosed proxy card, and be sure to sign, date and return it to us in the enclosed postage paid envelope.

Your vote is very important. If we do not hear from you after a reasonable period of time, you may receive a telephone call reminding you to vote your shares. Thank you for your response and for your continued investment in The North Country Funds.

Sincerely yours,

The North Country Funds

James R. Colantino

President

The North Country Funds

The North Country Equity Growth Fund

The North Country Intermediate Bond Fund

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 29, 2017

Dear Shareholders:

The Board of Trustees of The North Country Funds (the “Trust”) has called a combined special meeting of the shareholders of The North Country Equity Growth Fund and The North Country Intermediate Bond Fund, each a series of the Trust, to be held at the offices of the Trust’s administrator at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on September 29, 2017 at 10:00 a.m., Eastern Time (the “Meeting”). Please call (888) 628-8208 (toll-free) if you have any questions relating to attending the Meeting. The Meeting will be held for the following purposes:

1.	To elect three (3) Trustees for the Trust.
2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Shareholders of record at the close of business on July 31, 2017 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice regarding the availability of Proxy Materials for the Meeting to be held on September 29, 2017. This proxy statement is available for viewing at: https://www.proxyonline.com/docs/Northcountryfunds.pdf.

By Order of the Board of Trustees

Rose Anne Casaburri, Secretary

August 17, 2017

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

The North Country Funds

The North Country Equity Growth Fund

The North Country Intermediate Bond Fund

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

___________

PROXY STATEMENT

___________

COMBINED SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 29, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The North Country Funds (the “Trust”) on behalf of The North Country Equity Growth Fund (the “Growth Fund”) and The North Country Intermediate Bond Fund, (the “Bond Fund,” and together with the Growth Fund, the “Funds”) for use at the combined special meeting of shareholders, to be held at the offices of the Trust’s administrator at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on September 29, 2017 at 10:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”). The Notice of Combined Special Meeting of Shareholders, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about August 11, 2017. Only shareholders of record at the close of business on July 31, 2017 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

The presence, in person or by proxy, of the holders of at least 40% of all shares entitled to vote of the Trust shall constitute a quorum for purposes of Proposal I. Election of Trustees requires a plurality of the shares voted in person or by proxy at the Meeting at which a quorum exists.

The shareholders of the Fund are being asked to consider the following proposals:

I.	To elect three (3) Trustees for the Trust.
II.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual report for the fiscal year ended November 30, 2016, including financial statements and schedules, is available at no charge by sending a written request to the Trust’s transfer agent, Gemini Fund Services, LLC, at 17605 Wright Street, Suite 2, Omaha, NE 68130 or by calling (888) 628-8208 (toll free). Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL I.: ELECTION OF Three TRUSTEES

In this proposal, shareholders are being asked to elect Thomas L. Hoy, James E. Amell, and Keith P. McAfee, each of whom has agreed to serve on the Board of Trustees (each a “Nominee”), to the Board of Trustees of the Trust for an indefinite term.

On February 1, 2015, the entire Board of Trustees unanimously elected Mr. Hoy as a Trustee. Mr. Hoy was recommended by employees of the Trust’s investment adviser, North Country Investment Advisers, Inc. (the “Adviser”). Mr. Hoy is considered to be an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), by virtue of his position with Arrow Financial Corp., the parent holding company of the Trust’s Adviser and Glens Falls National Bank (“GFNB”).

The Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, constituting the Trust’s Nominating Committee, unanimously nominated each of Mr. Amell and Mr. McAfee for election by shareholders of the Trust as an Independent Trustee of the Trust on July 25, 2017. Mr. Amell and Mr. McAfee were recommended by Independent Trustees who knew them through business and community activities in the Glens Falls, New York area.

Upon shareholder approval of Mr. Hoy, Mr. Amell, and Mr. McAfee, the Board of Trustees will be composed entirely of shareholder-elected Trustees, which will provide the Board with greater flexibility under the 1940 Act in appointing successor Trustees without the time and expense of holding a shareholder meeting. During the fiscal year ended November 30, 2016, the Board of Trustees met four times and the Audit Committee met two times. The Nominating Committee and the Special Proxy Voting Committee did not meet during the fiscal year ended November 30, 2016. No Trustee attended fewer than 75% of the regularly scheduled or special meetings of the Board, including meetings of the committees on which he served.

Information about the Nominees and Incumbent Trustees

Information about the Nominees, including their addresses, ages, principal occupations during the past five years, and other current public directorships, is set forth in the table below. Unless otherwise noted, the address of each Nominee and incumbent Trustee is: c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

Interested Trustee Nominee

Name, Address and Age	Position(s) Held with Trust	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Public Directorships Held by the Nominee
Thomas L. Hoy* Age: 69	Trustee	Since 2/1/15	Consultant and Chairman of the Board, Arrow Financial Corp. and Glens Falls National Bank (2005–Present); President and Chief Executive Officer, Arrow Financial Corp. and Glens Falls National Bank (1997–2012); Director, New York Business Development Corp. (2012–Present); Chairman of the Board, AAA Northway (travel insurance and auto services) (1990–Present)	2	Director, Federal Home Loan Bank of New York (2012–Present)

* Mr. Hoy is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, by virtue of his position with Arrow Financial Corp., the parent holding company of the Trust’s Adviser and GFNB

Independent Trustee Nominees

Name, Address and Age	Position(s) Held with Trust	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Public Directorships Held by the Nominee
James E. Amell Age: 58	Trustee	N/A	Director and Shareholder of Marvin and Co. PC (CPA Firm) (1981–Present)	N/A	None
Keith P. McAfee Age: 54	Trustee	N/A	Vice President of Electric Operations for New York, National Grid (2011–Present); Employee, National Grid (1992–Present)	N/A	Director, Niagara Mohawk Power Corporation d/b/a National Grid
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In addition to Mr. Hoy, the Trust has one incumbent Interested Trustee and four incumbent Independent Trustees. The following table provides information regarding the incumbent Trustees.

Incumbent Independent and Interested Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by the Trustee	Other Public Directorships Held by the Trustee
George R. Coughlan, III* Age: 80	Trustee	Since 1/3/01	Retired; Vice President and Branch Manager, Smith Barney (1974–1998)	2	None
Alan E. Redeker Age: 73	Chairman of the Board and Trustee	Since 11/30/00 (Chairman since 4/28/09)	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005–Present)	2	None
John E. Arsenault** Age: 71	Trustee	Since 7/24/09	Retired (2013-Present); President, North Country Investment Advisers, Inc. (2012–2013); Retired (2011–2012)	2	None
Joseph M. Grossi* Age: 78	Trustee	Since 2/27/01	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964–1999)	2	None
John C. Olsen Age: 62	Trustee	Since 2/3/04	CPA, Partner of Bonadio & Co., LLP (2008–Present)	2	None

*  Mr. Coughlan and Mr. Grossi have each indicated that if each of the Nominees is elected, they intend to resign at the conclusion of the first regularly-scheduled Board meeting following the election of the Nominees.

**	Mr. Arsenault is an “interested person” because of his former position as an officer of the Adviser.

The following table sets forth the aggregate dollar range of equity securities of the Fund owned by each Nominee and each incumbent Trustee of the Trust as of March 27, 2017. The Funds are the only mutual funds overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Growth Fund and the Bond Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Fund Family
Incumbent Interested Trustees and Nominees
John E. Arsenault	Over $100,000 (Growth Fund) $50,001-$100,000 (Bond Fund)	Over $100,000
Thomas L. Hoy (Nominee)	$50,001-$100,000 (Growth Fund)	$50,000-$100,000
Incumbent Independent Trustees and Nominees
George R. Coughlan, III	$10,001-$50,000 (Growth Fund) $10,001-$50,000 (Bond Fund)	$10,001-$50,000
Alan E. Redeker	$50,001-$100,000 (Growth Fund)	$50,001-$100,000
Joseph M. Grossi	$1-$10,000 (Growth Fund) $1-$10,000 (Bond Fund)	$1-$10,000
John C. Olsen	$50,001-$100,000 (Growth Fund)	$50,001-$100,000
James E. Amell (Nominee)	None	None
Keith P. McAfee (Nominee)	None	None

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Trustee and Officer Compensation

The following table provides information regarding Trustee compensation for the fiscal year ended November 30, 2016:

Name and Position	Aggregate Compensation from Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees
John E. Arsenault	$2,316.10 (Growth Fund) $1,683.90 (Bond Fund)	None	None	$4,000
Alan E. Redeker	$2,015.28 (Growth Fund) $1,484.72 (Bond Fund)	None	None	$3,500
George R. Coughlan, III	$2,910.42 (Growth Fund) $2,089.58 (Bond Fund)	None	None	$5,000
Joseph M. Grossi	$2,910.42 (Growth Fund) $2,089.58 (Bond Fund)	None	None	$5,000
John C. Olsen	$2,910.42 (Growth Fund) $2,089.58 (Bond Fund)	None	None	$5,000
Thomas Hoy	$2,316.10 (Growth Fund) $1,683.90 (Bond Fund)	None	None	$4,000

Standing Committees

The Audit Committee is composed of all of the Independent Trustees. Mr. Olsen acts as the chairperson of the Audit Committee. The Audit Committee meets at least twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor’s key personnel involved in the foregoing activities and (v) monitors the auditor’s independence.

The Board has a Nominating Committee that consists of all of the Independent Trustees. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Trustees as is from time to time considered necessary or appropriate. The Nominating Committee does not operate under a charter and it does not have a policy with regard to the consideration of any Trustee candidates recommended by shareholders. The Board believes a policy specific to candidates recommended by shareholders is not necessary because the Board follows the same evaluation procedures whether a candidate is recommended by Trustees or shareholders. The Nominating Committee generally will consider shareholder nominees; however it has not actively solicited recommendations from shareholders for nominees. Shareholders wishing to submit trustee recommendations to the Board of Trustees should submit the communication in writing to the attention of Ms. Rose Anne Casaburri, Secretary, The North Country Funds, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

When evaluating a person as a potential nominee to serve as a Trustee, the Independent Trustees may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; (iii) the contribution that the person can make to the Board and the Trust, with consideration being given to the person’s business experience, education and such other factors as the Independent Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers and any other source the Nominating Committee may consider appropriate.

The Special Proxy Voting Committee is composed of each of the Independent Trustees. The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Adviser.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
“FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES.

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OPERATION OF THE FUND

The Funds are each a series of the Trust, a business trust organized pursuant to a Declaration of Trust under the laws of the State of Massachusetts on June 1, 2000. The Trust's principal office is located, c/o Gemini Fund Services, LLC, at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788. The Trust is a diversified, open-end management investment company. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Adviser has been retained under an investment advisory agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board of Trustees. The address of the Adviser is 250 Glen Street, Glens Falls, New York 12801. Gemini Fund Services, LLC (“GFS”), located at 80Arkay Drive, Suite 110, Hauppauge, NY 11788, provides the Trust with administration and fund accounting services. GFS, located at 17605 Wright Street, Suite 2, Omaha, NE 68130, also provides transfer agency services to the Trust. The Trust also retains Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, NE 68130 (the “Distributor”), to act as the principal distributor of the Funds’ shares.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy card for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy card received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Trustees, and at the discretion of the holders of the proxy on any other matter that may come before the Meeting and any adjournments or postponements thereof that the Trust did not have notice of within a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy card bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

The close of business on July 31, 2017 is the Record Date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof. There were 6,937,766.9970 shares of the Growth Fund issued and outstanding as of the Record Date and 7,018,986.1950 shares of the Bond Fund outstanding as of the Record Date. All shareholders of record on the Record Date are entitled to vote at the Meeting and any adjournments or postponements thereof. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Election of the Trustees requires a plurality of the shares voted in person or by proxy at the Meeting at which a quorum exists. Because Trustees are elected by a plurality, “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) and abstentions will have no effect.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or the Funds’ Agreement and Declaration of Trust to demand payment for, or an appraisal of, their shares.

Effect of Abstentions on Quorum

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions will be treated as shares that are present for quorum purposes.

Adjournments

In the event that the necessary quorum to transact business or the vote required to approve or reject the proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, such persons may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable period or periods. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. In the event of adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned.

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MANAGEMENT OF THE TRUST

Information regarding the executive officers of the Trust is set forth below. Unless otherwise noted, the address of each officer is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, New York 11788.

Trust Officers

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by the Trustee	Other Directorships Held by the Trustee
James Colantino Age: 47	President	Since 1/24/12	Treasurer (2006-2012), North Country Funds; Senior Vice President - Fund Administration (2012-Present); Gemini Fund Services, LLC.	N/A	None
Michael J. Wagner Age: 66	Chief Compliance Officer	Since 7/25/06	President (2006 - Present); Northern Lights Compliance Services, LLC.	N/A	None
Richard Gleason Age: 40	Treasurer	Since 7/25/17	Assistant Vice President of Fund Administration (2012-Presnt); Gemini Fund Services, LLC.	N/A	None
Collen A. Murray Age: 45	AML Compliance Officer	Since 1/1/14	Assistant Vice President (2010-Present); GFN & SNB Bank Secrecy Act Officer (2014-Present); SNB Bank Secrecy Act Officer/GFN/BSA Specialist (2009-2014)	N/A	None
Rose Anne Casaburri Age: 65	Secretary	Since 10/23/01	Chief Paralegal, Gemini Fund Services, LLC. (2001-present).	N/A	None

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Growth Fund and the Bond Fund.

CONTROL PERSONS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of the Record Date, GFNB and Trust Company has investment authority with respect to more than 50% of the outstanding shares of each of the Growth Fund and Bond Fund. Therefore, GFNB and Trust Company may be deemed to control each Fund. Any investor owning or controlling more than 50% of the value of the outstanding shares of a Fund may take actions without the approval of any other investor who invests in the Fund. As of the Record Date, the following persons owned 5% or more of the outstanding shares of the applicable Fund:

Fund	Name and Address	Percentage Owned	Type of Ownership
Growth Fund	Arrow Financial Corp. Pension Plan* 250 Glen Street Glens Falls, NY 12801	16.10%	Beneficial
Growth Fund	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	86.77%	Beneficial
Bond Fund	Arrow Financial Corp. Pension Plan* 250 Glen Street Glens Falls, NY 12801	11.74%	Beneficial
Bond Fund	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	94.26%	Beneficial

* Shares owned by Arrow Financial Corp. Pension Plan are owned of record by the SEI Private Trust Company; the ‘percentage owned’ figures of SEI Private Trust Company therefore include the shares owned by Arrow Financial Corp. Pension Plan.

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

5

SHAREHOLDER PROPOSALS AND ANNUAL MEETING

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Ms. Rose Anne Casaburri, Secretary, The North Country Funds, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders wishing to send communications to the Board of Trustees or specific members of the Board should submit the communication in writing to the attention of Ms. Rose Anne Casaburri, Secretary of The North Country Funds, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, identifying the correspondence as intended for the Board of The North Country Funds or for a specified member of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Board no less frequently than monthly. The Board will periodically review such communications and determine how to respond, if at all.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The cost of soliciting proxies will be borne by the Funds of the Trust. Proxies are being solicited by mail.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of within a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call (888) 628-8208 (toll free), or write the Trust’s transfer agent, Gemini Fund Services, LLC, at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND
RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

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THE NORTH COUNTRY FUNDS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage-paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **1-888-628-8208** Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER 12345678910

The North Country Funds

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints James R. Colantino and Rose Anne Casaburri each the agent and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting"), a combined special meeting of the shareholders of The North Country Equity Growth Fund and The North Country Intermediate Bond Fund (the "Funds"), each a series of The North Country Funds (the "Trust"), to be held at the offices of the Trust's administrator at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on September 29, 2017 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your Proxy or about the Meeting in general, please call toll-free **1-888-628-8208**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Meeting of Shareholders to Be Held on September 29, 2017. The Proxy Statement for this meeting is available at:

proxyonline.com/docs/Northcountryfunds.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

The North Country Funds

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This Proxy is solicited on behalf of the Funds' Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this Proxy will be voted as indicated or "FOR" the Proposal if no choice is indicated. The Proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ALL NOMINEES AND FOR THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Election of Trustees. **NOMINEES:** 1a. Thomas L. Hoy 1b. James E. Amell 1c. Keith P. McAfee	○	○	○

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the withheld nominee's number on the line provided below.

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2. To vote and otherwise represent the undersigned on any such other matters as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]